EEI Financial Conference NOVEMBER 5, 2007 Exhibit 99.3

Safe Harbor Provisions
This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”,
“intend”, “plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions or inactions by local, state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy;
changes in levels or timing of capital expenditures; developments in legal or public policy doctrines;
technological developments; changes in accounting standards and financial reporting regulations;
fluctuations in the value of our remaining competitive electricity positions; actions of rating agencies;
subsequent recognition, derecognition and measurement of tax positions; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and
Exchange Commission.  Any forward looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-
looking statements to reflect developments or circumstances occurring after the statement is made.

Overview
2007:  Strong, successful year
2008:  Another strong growth year projected
2008-2012:  Continued attractive investment opportunities
identified and quantified
Long-term outlook:  Opportunities for NU as significant changes sweep across the industry

Key Initiatives for 2008-2012
Continue to successfully execute
Effectively deploy the capital in the 5 year plan
Manage the regulatory business model to earn on the capital
Develop and deliver solutions for the region’s energy challenges

Next Initiatives:  Dealing With New England’s Emerging
Energy Challenges
Regional
Challenges
Create
Opportunities
Increasing
Peak Load
High Fuel
Prices
Regional
Greenhouse
Gas Initiative
(RGGI)
Requirements
Increasing
Renewable Portfolio
Standards
(RPS)
Increased
Energy
Efficiency

New England States Are Increasing Their
Renewable Portfolio Expectations
CT:  27% by 2020
VT:  2005-2012
Load growth to be met with
renewables and capped at
10%.  (Voluntary goal)
ME:  30% by 2000,
additional 10% new
resources by 2017.
Total is 40%.
NH:  23.8% by 2025
RI:  16% by 2019
MA:  4% in 2009;
potential for 1%
annual increments
from 2010 to 2014

Northeast Utilities System

% of NE Energy Requirements
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

0%
5%
10%
15%
20%
25%
Year
RPS Requirements - %
Existing Renewables - %
Beyond 2010, A Growing Gap In Meeting New England Renewable
Portfolio Standards (RPS) Is Projected
17,269 GWh
2020
Decrease in percentage of
existing renewables is due to
growth in New England energy
requirements
2020

New England’s Renewable Challenge
The gap between existing and required renewables widens
significantly over time
We believe
The gap cannot be filled with existing or planned generation
New England will need to look elsewhere to meet the region’s renewable energy needs
Renewables are only one part of the regional energy challenge

Meeting the RGGI Requirements Will Be Challenging
Under Any Load Growth Scenario
1.3% energy growth
0% energy growth
RGGI Cap
New England CO2 Emissions
40
45
50
55
60
65
70
75
80
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Year
New England RGGI CO2 Cap Projected CO2 Emissions

Northern New England and Eastern Canada Will
Become Valuable Sources to Meet New England’s Needs
H
N
W
Hydro
Nuclear
Wind
B
Biomass
General Movement
Of Power
New England’s Most Attractive
Renewable Energy Locations
W
W
W
W
W
B
B
B
B
N
H
H
H
Quebec
Hydro Quebec plans
$20 Billion investment
in Hydro and
export transmission
Newfoundland
& Labrador
Exploring development
of large Hydro facilities
New Brunswick
Exploring development
of 1 or 2 nuclear units
W
Eastern Canadian Development

Addressing New England’s Challenge
New England needs
Resources assembled to
meet the opportunities
Partnerships among key
stakeholders
An expanded dialogue to
identify a portfolio of solutions
Results
NU
Organized an internal team to
define the issues and develop
solutions
Reaching out to regional
stakeholders
Meeting with leaders in New
England and Canada to begin
discussing possible solutions
Will put solutions on the table

12 Regulated Investment Strategy

The Execution Of Our Strategy Has Been Successful, Resulting
In Favorable Outcomes For Investors And Customers
Strong operations are the linchpin of our overall strategy
Our capital investment plan is on track and providing investors with continued growth
Customers are benefiting from increased reliability, cost savings and lower power plant emissions

Current and Future Investments Produce Customer Benefits
Through Nearly $6 Billion Investment Plan
Generation
Existing New Hampshire generation will require an ongoing level of capital investment totaling around $100 million
Installation of a scrubber at our PSNH Merrimack station is projected to cost about $250 million, with $215 million included in this forecast period
While not included in this forecast, potential exists for peaking units in Connecticut and
New Hampshire and additional renewable resources in New Hampshire
Distribution
Reliability spending to meet peak demand growth and improve infrastructure totals
$2.5 billion
Deployment of Advanced Metering Infrastructure (AMI) represents an additional investment opportunity that is not included in this forecast
Transmission
Southwest Connecticut and other New England projects continue to make excellent progress and are expected to add nearly $2.1 billion to plant-in-service over the forecast period
The New England East-West Solution (NEEWS) family of projects, Springfield 115-kV
Cables will advance into the siting phase and are currently projected to cost at least $1.4 billion
Future projects in northern New England and Canada represent additional investment opportunities not included in this forecast

Transmission, Distribution and Regulated Generation
Projects Provide Savings for Customers
Transmission projects provide benefits in the form of increased reliability and reduced congestion and capacity market costs
Bethel-Norwalk has reduced Connecticut congestion costs by more than
$130 million since October 2006
Middletown-Norwalk is expected to provide $20 - $30 million in avoided costs
NEEWS projects are expected to provide additional savings of at least $200 million per year in reduced congestion and capacity costs
Distribution and generation projects provide benefits in the form of increased reliability and reduced energy costs for customers
Yankee Gas LNG facility is complete and will lower costs to customers by
$25 million a year
Northern Wood Power Project is dispatching power below market and 100%
of our renewable energy certificates are sold for 2007
New Hampshire-owned utility generation has resulted in the lowest energy costs for customers in New England – 7.83 cents per kWh – 33% lower than current market

Regulated Generation Investments -- Merrimack Scrubber
Reduces sulfur emissions by 98%
Reduces mercury emissions by 85%
Avoids $15-20 million annually in sulfur credit purchases
Impact on Merrimack production costs of no more than 0.6 cents/kWh, preserving
PSNH’s low-cost generation fleet
Investment recovered through PSNH generation rates
Merrimack Scrubber
Required by New Hampshire
statute for mercury emissions
reductions
Current estimate: $250 million
Engineering, Procurement &
Construction (EPC) contract
secured with Washington
Group International in fall 2007
Construction start: 2009
Project completion: 2013

Distribution Infrastructure Investments
2008 – 2012 investment
Invest $2.5 billion in distribution
capital spending
CL&P:  $1.5 billion
PSNH: $525 million
WMECO: $175 million
Yankee Gas: $300 million
Peak Load Growth & New Business Support - 44%
Basic Business Requirements - 31%
Plant Relocations
Equipment Failures
Information Technology
Other Capital
Aging Infrastructure - 25%
Regulatory Commitments
Reliability/Obsolescence
Facility Upgrades

Transmission Capital Program and Rate Base Continue to Grow
2006 2007 2008 2009 2010 2011 2012
Fall 2005 EEI
Conference
Fall 2007 EEI
Conference
Fall 2006 EEI
Conference
Five-Year Capital Program -- $2.3 Billion
Five-Year Capital Program -- $3.0 Billion
Five-Year Capital Program -- $2.4 Billion
Annual Plant-in-
Service: $ Millions
$391 $277 $724 $883 $341 $396 $617
(Actual) (Projected)
3,944 1,046 Total NU
459 134 PSNH
621 71 WMECO
2,864 841 CL&P
Projected
12/31/12
Rate Base
($ Millions)
Actual
12/31/06
Rate Base
($ Millions)
Operating
Company

2008-2012 Transmission Capital Expenditures
Increase By Over 20% From Previous Five-Year Program
$0
$100
$200
$300
$400
$500
$600
$700
$800
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Major Southwest CT NEEWS Springfield 115-kV Cables Other
Historic
Forecast
Up To $3.0 Billion
$1,816 Million
$560 million of
major SWCT
projects in 2008-
2012 forecast
period; $1.68 billion
in total
NEEWS projects
estimated at
$1 billion during the
2008-2012 forecast
period
$1.1 billion of
additional
forecasted projects
Successful
completion of
SWCT projects
NEEWS projects
ramping up
Springfield 115-kV
Cables projects
estimated at $350
million during the
2008-2012 forecast
period
Springfield 115-kV
Cables project
ramping up

Four Major Southwest Connecticut Transmission Projects –
A $1.68 Billion Investment, About 2/3 Complete
Bethel-Norwalk
345-kV underground
& overhead
$350 Million
21 miles 345-kV
(56% underground)
10 miles 115-kV
(100% underground)
Completed October
2006 at a cost of $335
million
Middletown-Norwalk 345-kV
underground & overhead
$1,047 Million (NU share)
Glenbrook Cables
115-kV underground
$223 Million
9 miles 115-kV underground
Projected in-service date:
End of 2008
Under contract –
construction under way, 54%
complete at 11/05/07
Long Island Cable
138-kV cross-sound
$72 Million (NU share)
11 miles 138-kV submarine
cable
Joint project with LIPA
Projected in-service date:
Second half of 2008
56% complete at 11/05/07
69 miles 345-kV  (35% underground)
57 miles 115-kV  (1% underground)
Joint project with United Illuminating
Projected in-service date: End 2009
52% complete at 11/05/07
50% of CT
Load

Northeast Utilities System

NECTICUT
Manchester #3A(NU)
Meriden
Middletown

NEEWS and Springfield 115-kV Cables Projects Will Better
Connect Eastern, Western New England by 2013
Springfield 115-kV
Cables Project
SPRINGFIELD
HARTFORD
345-kV Substation
Generation Station
345-kV ROW
115-kV ROW
Greater Springfield
Reliability Project
Central Connecticut
Reliability Project
Interstate
Reliability Project

Springfield 115-kV Cables & NEEWS Project Schedules
2013 Late 2012/2013 Late 2012/2013 2011 In-service
2010/Early 2011 2010 2010 2009
Construction
targeted to start
on staggered
basis
2010
Late 2009/Early
2010
Late 2009/Early
2010
Early 2009 Siting completed
2010 -2012 2009 -2012 2009 -2012 2008 - 2010
Procurement
contracts
Late 2008 Mid 2008 Mid 2008 Late 2007/Early 2008
State siting
application filed
Late 2008 Mid 2008 Mid 2008 Late 2007/Early 2008
ISO technical
applications
approval
Central CT
Reliability
(345-kV)
Interstate
Reliability
(345-kV)
Greater
Springfield
Reliability
(115-kV/345-kV)
Springfield 115-kV
Cables
NEEWS

Other Forecast Projects Total $1.1 Billion
$1.1 Billion
CL&P
115-kV Reliability Program 30.0
Fiber Optic Communications 20.0
310/368 Line Split 29.0
Eastern Connecticut Reliability 190.5
Barbour Hill Autotransformer 10.7
Aging Equipment & NERC
Compliance Upgrades (24% in
RSP) 91.4
Numerous Projects Addressing
Maintenance, Reliability &
Load Growth (55% in RSP) 202.9
Total CL&P Other Projects 574.5
$'s Millions
WMECO
115-kV Reliability Program 15.0
Fiber Optic Communications 10.0
Ludlow Transformer Repl. 12.0
Berkshire 2nd Autotransformer 9.9
Aging Equipment & NERC
Compliance Upgrades (100%
in RSP) 64.5
Numerous Projects Addressing
Maintenance, Reliability &
Load Growth (46% in RSP) 23.5
Total WMECO Other Projects 134.9
$'s Millions
PSNH
115-kV Reliability Program 25.0
Fiber Optic Communications 15.0
Scobie 3rd Autotransformer 12.4
White Mountain Region Upgrades 14.9
Monadnock Region Upgrades 26.6
Nashua Area Solution 14.0
Deerfield & Gosling Autos 52.7
Aging Equipment & NERC
Compliance Upgrades (64% in
RSP) 163.8
Numerous Projects Addressing
Maintenance, Reliability &
Load Growth (42% in RSP) 76.9
Total PSNH Other Projects 401.3
$'s Millions

Future Resources Aligned with Our Strategic Business Plans
Construction Expertise – experienced, proven firms, track record with NU
Burns & McDonnell (Transmission, including NEEWS)
Washington Group International (Merrimack Scrubber)
Material – negotiating to lock in key components
Transformers, 115-kV underground cable and steel poles
Labor – aligning resources with project needs

Northeast
Utilities System

[redacted]
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[redacted]

Established Worldwide Access to Key Suppliers
GC Cable from Prysmian in Finland
GC DFR from
Qualitrol in
Ireland
GC Breakers & Switches
from ABB Power in U.S.
GC Scada Cabinet from
GE Harris in Canada
M-N Steel Poles from
Thomas & Betts in U.S.
M-N Overhead Ground
Wire from Intral in Canada
M-N 345-kV Breakers from
HICO in South Korea
M-N Autotransformers &
Transformers from Areva in
Brazil
M-N Shunt Reactors from Siemens in Germany
M-N GIS from Mitsubishi
in Japan
M-N 115-kV Cable from Prysmian in Italy
M-N 345-kV Cable
from Silec in
France
B-N Underground
Cables from VISCAS
in Japan

Regulated Investment Strategy In Summary
Strong execution of our business plan
Transmission CapEx program up by over 20% and on schedule
Resources aligned with our strategic business plans
Infrastructure upgrades providing reliability improvements and savings for customers

27 Financial

Overview
NU raising 2007 earnings guidance
2008 guidance is consistent with our growth plan
Our new $6 billion, five-year capital program reflects significantly increased transmission investment needs
Rate base growth and ROE improvement support underlying
10-14% five-year EPS growth rate
Capital program very financeable
Remain focused on total shareholder return equation

$18.2
$3.2
$28.5
$20.0
$1.0
$0.7
$50.2
$37.5*
$13.7*
$2.4
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
3Q 2006
3Q 2007
Third Quarter Results
Distribution and
Generation
Transmission
Parent/Other
Competitive Total
*Excludes one-time $74 million benefit to CL&P from 2006 tax reduction
108.0%
9.9%
33.9%

2007 Results Through September 30
Distribution and
Generation
Transmission
Parent/Other
Competitive Total
31.0%
30.7%
$43.6
($73.7)
$100.1
$57.0
$8.6
$8.1
$173.8
$3.3
$49.6*
$76.4*
($100.0)
($80.0)
($60.0)
($40.0)
($20.0)
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
9 Mos. 2006
9 Mos. 2007
*Excludes one-time $74 million benefit to CL&P from 2006 tax reduction

$21.2
$6.4
$44.3
$31.7
$13.6
$10.5
$40.2*
$8.6
$0.0
$15.0
$30.0
$45.0
$60.0
9 Mos. 2006
9 Mos. 2007
Distribution and Generation Through September 30
CL&P PSNH
WMECO Yankee Gas
10.2%
49.5%
58.1%
64.1%
*Excludes one-time $74 million benefit to CL&P from 2006 tax reduction

Northeast Utilities System

Rate Base in Millions
Net Income in Millions

Transmission Earnings Tracking Rate Base Investment
$945
$1,240
$455
$605
$1,030
$43.6
$59.8
$41.1
$28.2
$57.0
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2006 2007
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
Year End Rate Base Net Income
Nine Months

2007 – 2008 EPS Guidance
$1.65 - $1.95
Breakeven**
($0.15) - ($0.10)
$0.70 - $0.80
$1.10 - $1.25
2008
Projected
$1.45 - $1.60 $1.30 - $1.55 $1.16* NU Consolidated
$0.05** Breakeven** N/A Competitive
$0.05 $0.00 - $0.05 $0.02 NU Parent/Other
$0.50 - $0.55 $0.50 - $0.60 $0.39 Transmission
$0.85 - $0.95 $0.80 - $0.90 $0.75* Distribution/Generation
2007 Current 2007 Original 2006 Actual
*Excludes one-time benefits to CL&P from 2006 tax reduction and impact of generation sales
**Excludes mark-to-market impact on remaining wholesale positions

Drivers Of Earnings Growth
Increased transmission
investment
PSNH rate settlement
Yankee rate settlement
WMECO rate
settlement
Interest income on cash
from generation sale
Increased transmission
investment
CL&P rate case
Rate settlements
Managing costs
Offset by
Decreasing cash
position at NU Parent
2007 2008

Trailing 12-Month Distribution Regulatory ROEs
7.5%
6.4%
5.9%
9.6%
9.0%
9.4%
9.9%
6.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
CL&P PSNH WMECO Yankee Gas
2006 12 Months Ended 9/30/07
9 – 10% Long-term Expectation

Completed Distribution Rate Cases
Sharing
outside 8-12%
$1 million plus
trackers
$3 million
1/1/07
1/1/08
Settled and
approved
WMECO
10.1%
$22.1 million
net
7/1/07
Settled and
approved
Yankee Gas
9.67%
$46.6 million
$3 million
7/1/07
1/1/08
Settled and
approved
PSNH
Authorized
ROE
Increases
Effective
Dates
Status Company

CL&P Distribution Rate Case
January 1, 2008 Requested Effective Date
July 30, 2007
December 13, 2007
December 27, 2007
Rate Case Filed
Draft decision
Final decision
Double to $25 million/year to support shorter clearing cycle Tree Trimming
$290 million/year Distribution Capex
Guaranteed revenue/customer
No weather normalization
Decoupling
45% equity (per rating agency) Capital Structure
11% ROE
$189 million in 2008
$22 million in 2009
Rate Increase
CL&P Rate Proposals

Northeast Utilities System

$1,217
$1,276
$1,142
$1,311
$893
$1,069
$797
$987
$898
$1,247
$1,372

2007-2012:  New Capital Expenditure Forecast
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Five-year 2008-2012 capital spending of $6.0 billion,
compared with last year’s 2007-2011 $4.9 billion plan;
2007-2011 period up by $950 million
Distribution Capex From 11/06 Forecast
Transmission Capex From 11/06 Forecast
Distribution Capex From 11/07 Forecast
Transmission Capex From 11/07 Forecast
2007 Est.* 2010 Est.* 2011 Est.* 2008 Est.* 2009 Est.*
2012 Est.*
* Includes capex of approximately $18 million per year for 11/06 forecast and $20 million per year for 11/07 forecast at corporate service companies on behalf of operating companies

Elements of 2008-2012 Capex Projections
$560 million to complete SW
CT transmission projects
$1.3 billion for NEEWS,
Springfield projects
$1.1 billion for smaller
transmission projects
$290 million/year for CL&P
distribution
Higher PSNH, Yankee Gas
distribution capex per rate
settlements
$215 million for Merrimack
scrubber
$25 million for AMI
New CL&P generation
New PSNH generation
Widespread AMI
implementation
New transmission
opportunities
What’s In
What’s Not
2013 Spending
Needed For Completion
NEEWS:    $100 million
Scrubber:  $35 million

Projected Combined Year-End Rate Base
$1,046
$1,469
$2,132
$2,752
$3,045
$3,489
$3,944
$3,429
$3,881
$4,321
$4,638
$4,910
$5,170
$5,431
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2006
Actual
2007 Est. 2008 Est. 2009 Est. 2010 Est. 2011 Est. 2012 Est.
Electric Transmission Distribution and Generation
Target Utility Capitalization Structure = 45% equity, 55% debt
Blended Transmission ROE 11.75% in 2007 rising to 12.1% in 2012
Projected Cost of Capital Distribution ROE = 9% - 10%
$5,350
$7,390
$6,453
$7,955
Rate Base
2008-2012
CAGR of 12%
$4,475
$8,659
Supports EPS CAGR of 10-14%
Projected
Distribution &
Generation
Rate Base
CAGR of 7%
Transmission
Rate Base
CAGR of 22%
$9,375

Northeast Utilities System

Northeast Utilities System

Rate Base Composition
2006 Rate Base Composition
2012E Rate Base Composition
$4.5 billion
$9.4 billion
Rate Base:  $1.05 billion
(Actual 2006)
’07-’12 Capex:  $3.8 billion
Rate Base:  $2.9 billion
(Actual 2006)
’07-’12 Capex:  $3.0 billion
Rate Base:  $0.5 billion
(Actual 2006)
’07-’12 Capex:  $0.4 billion
Electricity
Transmission
Electricity
Distribution & Generation
Gas LDC
Transmission becomes much larger share of total rate base
23%
11%
66%
Transmission
Gas
Dist. & Generation
42%
9%
49%
Transmission
Gas
Dist. & Generation

Northeast Utilities System

Transmission earnings as % of regulated earnings

Transmission Becomes a Much Larger Share of Earnings
36.3%
21.2%
18.1%
25.2%
32.6%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
2003 2004 2005 2006* 2007
YTD
2008 2009 2010 2011 2012
*Excludes benefit to CL&P from 2006 tax reduction

Ability To Finance Growth
$3,628
$116
$2,874
Total Debt Preferred Stock Common Equity
9/30/07
Strong balance sheet
Strong cash and liquidity position
Strong access to capital
$655 million 2007 financing program
complete
Approximately $350 million of NU parent
cash
Nearly $1 billion unused bank, accounts
receivable lines
Conservative dividend payout
Solid credit ratings at parent, subsidiaries
Successful debt financings
Modest equity requirements
1.8%
43.4%
54.8%

Funding The Capital Program and Dividends 2008 - 2012
$2.8
$3.6
$0.35
$6.75 Billion
Existing cash
• Cash remaining from 2006
NUEI generation sale
Net new financings
• $2.3 billion of new debt, A/R
• $0.5 billion of new Parent
common equity/hybrids
Internally generated cash net of
RRB retirements
• Approximately $550 million in 2008
rising to $800-$850 million by 2012

Key Financial Considerations
Commitment to investment grade ratings
Strong balance sheet
55% leverage target at utility subsidiaries
60% consolidated leverage target
Improve cash flow during construction cycle
Maintain financial flexibility to allow additional investment opportunities
Use of NU equity to support accretive capital expenditures and projects
Continued focus on an attractive total shareholder return emphasizing both EPS and dividend growth

46 Questions and Answers

47 Appendix

2006-2012:  Capital Expenditures and Depreciation
$946
$1,276
$1,069
$987
$1,247
$1,372
$1,311
$362
$340
$329
$338
$298
$285
$241
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2006
Actual
2007 Est. 2008 Est. 2009 Est. 2010 Est. 2011 Est. 2012 Est.
Total Capex (incl. cost of removal and AFUDC) Depreciation
Significant capital spending through 2012
* Capex includes approximately $20 million per year at corporate service companies on behalf of operating companies

$658
$538
$311
$155
$420
$530
$77
$108
$58
$55
$108
$72
$19
$50
$137
$222
$135
$104
$0
$100
$200
$300
$400
$500
$600
$700
$800
2007 2008 2009 2010 2011 2012
CL&P PSNH WMECO
Projected Transmission Capital Expenditures
$754
$432
$663
$706
$506
$696

$279
$334
$291 $289
$298 $298
$125
$167
$144
$153
$172
$252
$34
$35
$40
$34
$34
$34
$65
$57
$61 $60
$62
$68
$0
$100
$200
$300
$400
$500
$600
$700
2007 2008 2009 2010 2011 2012
CL&P PSNH* WMECO Yankee Gas
*PSNH Generation = $36 million in 2007; $63 million in 2008; $44 million in 2009;
$51 million in 2010; $66 million in 2011; and $142 million in 2012
Projected Distribution and Generation Capital Expenditures
$503
$536
$593
$566
$536
$652

Projected Distribution and Generation
Year-End Rate Base
$1,918
$2,128
$2,305
$2,459
$2,594
$2,711
$925
$1,085
$1,176
$1,248
$1,322
$1,404
$372
$394
$424
$449
$475
$504
$666
$714
$733
$754
$779
$812
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2007 2008 2009 2010 2011 2012
CL&P PSNH WMECO Yankee Gas
Projected
Distribution &
Generation
Rate Base
CAGR of 7%
$3,881
$4,321
$4,638
$4,910
$5,170
$5,431

Projected Transmission Year-End Rate Base*
$1,221
$2,239
$2,553
$2,864
$168
$296
$307
$368
$372
$459
$80
$114
$242
$438
$564
$1,722
$2,203
$621
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2007 2008 2009 2010 2011 2012
CL&P PSNH WMECO
Transmission
Rate Base
CAGR of 22%
$1,469
$2,132
$2,752
$3,045
$3,489
$3,944
*100% CWIP assumed for Springfield 115-kV Cables, NEEWS projects

Numerous Firms Support NU Transmission’s
Capital Program
Poles $75M
PennSummitt Tubular LLC
Sabre Tubular Structures
TransAmerican Power Products
Thomas & Betts
Valmont
Substations  $300M
ABB
Areva
BTW
Crompton Greaves / Pauwels Group
General Electric
HICO
Mitsubishi
Siemens
Cables & Wire $375M
ABB
Alcan
LS Cable
Nehring
Nexans
Okonite
Pirelli/Prysmian
Silec/General Cable/Sagem
Southwire
Sural USA
Viscas/Fujikura
Engineering Firms $90M
American Electrical Test
Black & Veatch Corporation
Burns & McDonnell Engineering
Commonwealth Associates, Inc.
Engineering & Environmental
Consulting, LLC
L. E. Myers Co. (an MYR Group
company)
Power Engineers, Inc.
Sargent & Lundy, LLC
TRC Companies, Inc.
Construction $1.3B
Bond Brothers
E. S. Boulos (an NU company)
Hawkeye
Henkels & McCoy
KemsCo Equipment Co.
Mass. Electric Construction Co.
(A Kiewit company)
McPhee
MJ Electric (Quanta)
New River Electrical Corp.
PAR Electrical Contractors, Inc.
(Quanta)
S. M. Electric Co.
Thiro USA
W. A. Chester